Exhibit 10.1

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

1.          Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Rackwise, Inc., a Nevada corporation (the “Company”), the number of units (the “Units” or the “PPO Units”) set forth on the signature page hereof at a purchase price of $10,000 per Unit (the “Purchase Price”)1. Each Unit consists of (i) $10,000 principal amount of 12% Secured Convertible Promissory Notes of the Company (each a “Note” and collectively the “Notes”), and (ii) eighty thousand (80,000) five (5) year warrants (each, an “Investor Warrant” and collectively, the “Investor Warrants”), each to purchase one (1) share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an exercise price of $0.01 per share. The form of Note is annexed hereto as Exhibit A. The form of Investor Warrant is annexed hereto as Exhibit B.

The Notes mature one year from the date of issuance and are convertible at any time, in whole or in part, at the Purchaser’s option, into shares of Common Stock at a price per share (the “Conversion Price”) equal to the lesser of (i) $0.05 and (ii) 80% of the five (5) day VWAP immediately preceding the conversion date. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market (as defined below), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the principal amount of Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

1 Provided that the full amount of the Navesink RACK Purchase Price (as defined in Section 6 of this Agreement) paid by all of the investors to Navesink RACK (as defined in Section 6 of this Agreement) shall be considered as the Purchase Price under this Agreement, notwithstanding that the aggregate Navesink RACK Purchase Price will be lower than the aggregate Purchase Price for the number of Units to be sold to Navesink RACK.

Notwithstanding the foregoing, if a minimum of $1,500,000 in Units are purchased by Purchasers, the Purchasers may collectively, on a one time basis, at any time during their remaining term, convert the Notes, including all accrued interest due thereon (the “Threshold Conversion”), into shares of Common Stock (the “Conversion Shares”) in an amount which upon issuance will represent 85% of the Company’s issued and outstanding shares of Common Stock on a fully diluted bases. By agreement the Purchasers, Navesink RACK, LLC and Black Diamond Financial Group, LLC (together with their respective member, assigns and affiliates) will each receive 42.5% of the Conversion Shares without regard to their respective subscription amounts. The Purchasers may determine to convert the Notes prior to the completion of the Offering. In such event, subscriptions for additional Units otherwise issuable to the Purchasers in connection with subsequent subscriptions will be treated as contributions to capital. In conjunction with the conversion and the issuance of the Conversion Shares, the Investor Warrants purchased by the Purchasers shall be cancelled. Loans to the Company made by Navesink RACK, LLC on April 12, 2013 ($112,500) and on May 15, 2013 ($200,035) and by Black Diamond Financial Group, LLC in May 2013 ($500,000) shall be rolled into the Offering and counted towards the achievement of the Threshold Amount.

The Notes will be secured by the Company’s assets as provided in the Security Agreement, in the form annexed hereto as Exhibit E, to be entered into on behalf of the Purchasers (the “Security Agreement”) and will be senior to all indebtedness of the Company, except for the Company’s indebtedness to its current factor, trade debt and as otherwise set forth on Schedule 8(e). The interest payable on the Notes will accrue until the earlier of payment or conversion and will be payable in cash or Common Stock at the discretion of the Company.

The Investor Warrants will be exercisable on a cashless basis. The Common Stock underlying the Investor Warrant and Notes will have piggyback registration rights. Purchasers will have the right to participate in subsequent Company financings on the same terms and conditions as other investors in such financings.

2.           Offering.  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, as amended or supplemented from time to time, including all attachments, schedules and exhibits hereto, relating to the offering (the “Offering”) by the Company of a maximum of five hundred (500) Units or $5,000,000 (the “Maximum Offering Amount”). No minimum amount of Units must be sold to close and complete the Offering.

3.           Payment.  The Purchaser will send directly a check payable to, or will make a wire transfer payment to the Company in the full amount of the Purchase Price of the Units being subscribed for. Wire transfer instructions are set forth under the heading “To subscribe for Units in the private offering of Rackwise, Inc.” Together with a check for, or wire transfer of, the full Purchase Price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement, together with the Purchaser’s completed Accredited Investor Certification, Investor Profile and Anti-Money Laundering Information Form, in the form attached to this Subscription Agreement, and any other documents, agreements, supplements and additions thereto required by the Company (collectively, the “Subscription Documents”).

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4.          Deposit of Funds.  The initial closing of the purchase and sale of the Units (the “Closing”) shall take place as soon as practicable following the satisfaction of the conditions to the Closing set forth herein. There may be multiple Closings until such time as all the Units offered pursuant to this Subscription Agreement are sold (the date of any such Closing is hereinafter referred to as a “Closing Date”). Subject to the satisfaction of the terms and conditions of this Subscription Agreement, on each Closing Date, (i) the Purchaser shall deliver to the Company or to persons as otherwise directed by the Company the full Purchase Price for the Units to be issued and sold to the Purchaser(s) on such Closing Date, and (ii) the Company shall promptly thereafter deliver directly to the Purchaser(s), the Notes and Investor Warrants comprising the purchased Units, duly executed on behalf of the Company. The last of such Closings will occur on or before June 30, 2013 (the “Initial Offering Period”), which date may be mutually extended at the discretion of the Issuer and the Depositor for up to an additional 90 days (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”, and the last date of the Offering shall be referred to as the “Termination Date”). Each Closing shall occur on a Closing Date at the offices of Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Placement Agent).

5.          Acceptance of Subscription.  The Purchaser understands and agrees that the Company, in its sole and absolute discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, prior to the Closing of such Units, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6.          Placement Agent.  (a)     The Placement Agent, a licensed broker-dealer with the Financial Industry Regulatory Authority (“FINRA”), has been engaged as the exclusive Placement Agent for the Offering on a best efforts basis pursuant to the terms of a placement agency agreement (the “Placement Agency Agreement), dated as of April 10, 2013, entered into between the Company, Navesink RACK, LLC, a Delaware limited labiality company (“Navesink RACK”), and the Placement Agent. The Placement Agent together with other participating broker-dealers, including sub-agents, if any, was paid a cash commission of up to 10% of the gross proceeds received by Navesink RACK form the sale of its Class B LLC Membership Interests to its investors (the “Navesink RACK Purchase Price”) for the purposes of Navesink RACK purchasing the Units in the Offering (the “Navesink Offering”), the proceeds of which are now being used to purchase the Units. In addition, Navesink RACK will deliver to the Placement Agent Class B Membership Interests of Navesink RACK equal to 5% of the number of Class B Membership Interests sold in the Navesink Offering. The Placement Agent was also paid a non-accountable expense allowance at each closing of the Navesink Offering not to exceed 3% of the gross proceeds raised in the Navesink Offering. Notwithstanding the foregoing, the Placement Agent shall not receive any cash commissions, broker warrants or non-accountable expense allowance payments with respect to any investments in the Offering by Black Diamond Financial Group LLC.

(b)          The Purchaser understands that Adam S. Gottbetter is the owner of Gottbetter Capital Group, Inc., Gottbetter & Partners, LLP (“G&P”) and Gottbetter Capital Markets, LLC. Gottbetter Capital Group, Inc., Adam S. Gottbetter and/or another affiliate of Mr. Gottbetter may own securities of the Company. G&P has been and will continue as the Company’s corporate and securities counsel. Such engagement of G&P by the Company is pursuant to an executed written agreement between the Company and G&P. Gottbetter Capital Markets, LLC is acting as a placement agent for the Offering.

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(c)          In evaluating the suitability of an investment in the Units, the Purchaser has read and is making the representations set forth in Exhibit C to this Agreement.

7.           Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          None of the Units, the Notes or the shares of Common Stock issuable upon conversion of the Notes (the “Note Conversion Shares”), the Investor Warrants or the shares of Common Stock issuable upon exercise of the Investor Warrants (the “Investor Warrant Shares”) offered pursuant to this Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) each as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)          Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received this Subscription Agreement and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)          Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Notes, the Note Conversion Shares, the Investor Warrants or the Investor Warrant Shares, or passed upon or endorsed the merits of the offering of the Units;

(d)          All documents, records, and books pertaining to the investment in the Units have been made available for inspection by such Purchaser and its Advisers, if any;

(e)          The Purchaser and/or its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)          In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated herein;

(g)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

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(h)          Subject to Section 6, the Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent and other participating broker-dealers, if any);

(i)          The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)          The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)          The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. Except as permitted by such Purchaser’s constituent documents, the Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, Notes, Note Conversion Shares, Investor Warrants or the Investor Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)          The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available (including, without limitation, under Regulation S). Legends to the following effect shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH (I) REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (II) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AVAILABLE, OR (III) UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF, MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY.

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Appropriate notations will be made in the Company’s stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent with respect to the Note Conversion Shares and the Investor Warrant Shares and on the Company’s books with respect to Units, the Notes and the Investor Warrants. The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock comprising the Note Conversion Shares and the Investor Warrant Shares, piggyback registration rights, the terms of which are discussed in Section 18 hereof. Notwithstanding such piggyback registration rights, there can be no assurance that there will be any market for resale of the Note Conversion Shares or the Investor Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future. In addition, Notes and Investor Warrants issued to Purchasers purchasing Units in this Offering in an offshore transaction outside the United States in reliance on Regulation S will bear an additional restrictive legend to the following effect:

THIS SECURITY MAY NOT BE CONVERTED OR EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THIS SECURITY AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR ANY OTHER EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY.

(m)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)          The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, initially filed with the SEC on April 16, 2013 (File No. 000-54519) and, in particular, acknowledges that the Company has a limited operating history, has had operating losses since inception, and is engaged in a highly competitive business;

(o)          The Purchaser either

i.	meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D and as set forth on the Accredited Investor Certification contained herein; or

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ii.	is not a “U.S. Person” as defined in Regulation S; and specifically the Purchaser is not (all Purchasers who are not a U.S. Person must INITIAL the appropriate section of the Accredited Investor Certification to confirm their careful review and understanding of this Section 7(o)(ii)):

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

H.	a partnership or corporation: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Purchaser was not offered the Units in the United States;

J.	at the time the buy-order for the Units was originated, the Purchaser was outside the United States; and

K.	the Purchaser is purchasing the Units for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Units has not been pre-arranged with a purchaser in the United States.

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(p)          The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)          The Purchaser and its Advisors have been furnished with all documents and materials relating to the business, finances and operations of the Company and all such other information that the Purchaser and/or its Advisors have requested and deemed material to making an informed investment decision regarding its securities. The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, including the annual reports, quarterly reports, current reports, registration statements and other information filed by the Company with the SEC (see www.sec.gov), and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers;

(r)          Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of the Units. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)          The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

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(t)          The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)          The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)         No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained herein;

(w)          Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

(x)          The Purchaser’s substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent’s or such subagent’s contact with the Purchaser regarding an investment in the Units;

(y)          THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

The Purchaser acknowledges that the Company was, until July 18, 2012, a “shell company” as defined in Rule 12b-2 under the Exchange Act. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information“ (as defined in Rule 144(i)) with the Commission reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

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(z)          In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

(aa)         (For ERISA plans only).  The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(bb)         The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals2 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(cc)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

2 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(dd)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure3, or any immediate family4 member or close associate5 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(ee)         If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(ff)         The Purchaser acknowledges that Adam S. Gottbetter is the owner of Gottbetter Capital Group, Inc., Bretton James, Inc., Gottbetter & Partners, LLP (“G&P”) and Gottbetter Capital Markets, LLC (collectively, the “G&P Entities”). Gottbetter Capital Group, Inc., Bretton James, Inc. and/or their affiliates may from time to time own shares of the Company. G&P is the corporate and securities counsel to the Company and receives legal fees in accordance with an executed retainer agreement between the Company and G&P. Gottbetter Capital Markets, LLC is the placement agent for this Offering, for which it will receive placement agent fees in accordance with the executed Placement Agency Agreement.

3 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

4 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

5 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(gg)         The Purchaser acknowledges that the net proceeds from the Offering will be used by the Company set forth in Exhibit D, annexed hereto.

(hh)         The Purchaser will not engage in any short sales with respect to the Common Stock until the later of maturity or full conversion of the Purchaser’s Note.

8.           Representations and Warranties of the Company. Except as previously disclosed herein, in the Company’s SEC Filings (as defined below) and the schedules referred to in this Section 8 (collectively with the other Schedules to this Agreement, the “Schedules”), which Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein, the Company represents and warrants to each of the Purchasers that:

(a)          The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below. Except as set forth on Schedule 8(a), the Company has no subsidiaries.

(b)          (i) The Company has the requisite corporate power and authority to enter into and perform this Subscription Agreement, the Security Agreement and the Escrow Agreement and all other documents necessary or desirable to effect the transactions contemplated hereby (collectively with the Notes, the Investor Warrants, the Guaranty and all exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder, the “Transaction Documents”) to which it is a party and to issue the Notes and Note Conversion Shares, if any, the Investor Warrants and the Warrant Shares, if any (the Notes, Note Conversion Shares, the Investor Warrants and the Warrant Shares are collectively referred to herein as the “Securities”), in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been duly authorized by the Company’s Board of Directors (the “Board of Directors”) and no further consent or authorization is required by the Company, the Board of Directors or the Company’s stockholders, (iii) the Transaction Documents will be duly executed and delivered by the Company or its subsidiary (as applicable), (iv) the Transaction Documents when executed will constitute the valid and binding obligations of the Company or its subsidiary (as applicable) enforceable against the Company or its subsidiary (as applicable) in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

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(c)          The authorized and outstanding capital stock of the Company is described on Schedule 8(c) attached hereto. Except as set forth on Schedule 8(c), the SEC Filings or as contemplated by the Transaction Documents, there are no subscriptions, convertible securities, options, warrants or other rights (contingent or otherwise) currently outstanding to purchase any of the authorized but unissued capital stock of the Company. Except as set forth in Schedule 8(c) or as contemplated by the Transaction Documents, the Company has no obligation to issue shares of its capital stock, or subscriptions, convertible securities, options, warrants, or other rights (contingent or otherwise) to purchase any shares of its capital stock or to distribute to holders of any of its equity securities, any evidence of indebtedness or asset. No shares of the Company’s capital stock are subject to a right of withdrawal or a right of rescission under any applicable securities law. Except as set forth in Schedule 8(c), there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. To the knowledge of the Company, except as described in Schedule 8(c) or otherwise contemplated by this Subscription Agreement, there are no agreements to which the Company is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under any applicable securities laws, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. Except as provided in Schedule 8(c), to the knowledge of the Company, there are no agreements among other parties, to which the Company is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company.

(d)          Except as set forth on Schedule 8(d), the Units, the Notes, the Note Conversion Shares, the Investor Warrants and the Warrant Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.

(e)          Except as set forth on Schedule 8(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation of the Company (the “Articles of Incorporation”), any certificate of designations of any outstanding series of preferred stock of the Company or the By-Laws of the Company (the “By-Laws”) or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a “Material Adverse Effect”). Except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under its Articles of Incorporation or By-Laws. Except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. The business of the Company is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity, except to the extent it could reasonably be expected not to have a Material Adverse Effect. Except as specifically contemplated by this Subscription Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Subscription Agreement or the Escrow Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

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(f)          Since September 27, 2011, the Company has filed (and, except for certain Current Reports on Form 8-K), has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Filings”). The SEC Filings are available to the Purchasers via the SEC’s EDGAR system. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the audited financial statements of the Company included in the Company’s SEC Filings for the fiscal years ended December 31, 2012 and December 31, 2011, and the subsequent unaudited interim financial statements included in the Company’s SEC Filings (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC with respect to any of the SEC Filings. No other information provided by or on behalf of the Company to the Purchaser including, without limitation, information referred to in this Subscription Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)          Except as set forth on Schedule 8(g), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Subscription Agreement or any of the documents contemplated herein, or (ii) have a Material Adverse Effect.

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(h)          The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated hereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated hereby and any advice given by such Purchaser or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Subscription Agreement has been based solely on the independent evaluation by the Company and its representatives.

(i)          Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of any of the Securities.

(j)          Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k)          The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. None of the Company’s employees is a member of a union, and the Company believes that its relations with its one employee are good.

(l)          The Company has no proprietary intellectual property. Except as set forth in Schedule 8(l), the Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to any intellectual property that it utilizes.

(m)          (i) The Company has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Subscription Agreement, “Environmental Law” means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (A) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (B) air, water and noise pollution; (C) groundwater and soil contamination; (D) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (E) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (F) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (G) health and safety of employees and other persons; and (H) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

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(ii)         To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

(iii)        Except to the extent it could reasonably be expected not to have a Material Adverse Effect, the Company (A) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (B) is in compliance with all terms and conditions of any such permit, license or approval.

(n)          The Company does not own any real property. Except as set forth on Schedule 8(n) (the “Permitted Liens”), the Company has good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Company Material Adverse Effect. Except as set forth on Schedule 8(n), with respect to properties and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

(o)          Except as set forth in Schedule 8(o), the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect.

(p)          Except as set forth in Schedule 8(p), the Company has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 8(p), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction and the officers of the Company know of no basis for any such claim.

(q)          Except as set forth in Schedule 8(q) and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

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(r)          The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(s)          The Company acknowledges that the Purchasers are relying on the representations and warranties made by the Company hereunder and in the Company’s SEC Filings and that such representations and warranties are a material inducement to the Purchasers purchasing the Units. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchasers would not enter into this Subscription Agreement.

(t)          The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Subscription Agreement, except for applicable brokerage and consulting fees.

(u)          Each award granted by the Company under the Company’s equity compensation plan was granted (i) in accordance with the terms of the Company’s equity compensation plan and (ii) with an exercise price (if applicable) at least equal to the fair market value of the Common Stock on the date such award would be considered granted under GAAP and applicable law. No award granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, equity compensation awards prior to, or otherwise knowingly coordinate the grant of such awards with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(v)         Neither the Company nor any subsidiary of the Company nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

 (w)          Except as set forth on Schedule 8(w), no indebtedness of the Company, at the Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

9.           Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

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10.         Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

11.         Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12.         Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at 2365 Iron Point Road, Suite 190, Folsom, CA 95630, Attn: Guy A. Archbold, CEO, with a copy to Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, NY 10022, Attn: Scott Rapfogel, Esq., or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

13.         Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Notes or the Investor Warrants shall be made only in accordance with all applicable laws.

14.         Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within said State.

15.         Arbitration/Mediation. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO the exclusive jurisdiction of finra ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULES BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF FINRA ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS SUBSCRIPTION AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO FINRA. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEw york. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM. THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS, IN A LEGAL PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY. PRIOR TO FILING AN ARBITRATION, THE PARTIES HEREBY AGREE THAT THEY WILL ATTEMPT TO RESOLVE THEIR DIFFERENCES FIRST BY SUBMITTING THE MATTER FOR RESOLUTION TO A MEDIATOR, ACCEPTABLE TO ALL PARTIES, AND WHOSE EXPENSES WILL BE BORNE EQUALLY BY ALL PARTIES. THE MEDIATION WILL BE HELD IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, ON AN EXPEDITED BASIS. IF THE PARTIES CANNOT SUCCESSFULLY RESOLVE THEIR DIFFERENCES THROUGH MEDIATION, THE MATTER WILL BE RESOLVED BY ARBITRATION. THE ARBITRATION SHALL TAKE PLACE IN THE COUNTY OF NEW YORK, THE STATE OF NEW YORK, ON AN EXPEDITED BASIS.

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16.         Blue Sky Qualification.  The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17.         Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

18.         Piggyback Registration Rights.  If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Form S-4, S-8 or another form not available for registering (i) the Note Conversion Shares and (ii) the Investor Warrant Shares (collectively, the “Registrable Securities”) for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Purchasers pursuant to an effective registration statement, each such time it will give at least ten (10) days’ prior written notice to each record holder of Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities; provided that the holder provides the Company in writing with such information regarding the holder and such holder’s securities ownership as the Company may reasonably request in connection with preparing a registration statement. In the event that any registration pursuant to this Section 18 shall be, in whole or in part, an underwritten public offering of Common Stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the holder in writing of any such reduction. Notwithstanding anything to the contrary herein, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 18 without thereby incurring any liability to the holders. Further, the foregoing piggyback registration rights shall not apply to any Registrable Securities that may be sold under the Securities Act without volume limitations either pursuant to Rule 144 of the Securities Act or otherwise during any ninety (90) day period.

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19.         Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

20.         Miscellaneous.

(a)          This Subscription Agreement, together with the attached Exhibits constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. In the event that any signature is delivered by facsimile transmission or by electronic delivery of a data file containing an electronic facsimile of a signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile were an original thereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          This Agreement is intended to be read and construed in conjunction with the Notes, the Investor Warrants, the Security Agreement and the Guaranty. Accordingly, pursuant to the terms and conditions of this Agreement, the Security Agreement and the Guaranty, it is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth on the Omnibus Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Security Agreement and the Guaranty, with the same effect as if each of such separate but related agreement were separately signed by such Purchaser. “Guaranty” means the Guaranty, substantially in the form of Exhibit F attached hereto, executed by each of the Company’s subsidiaries (as defined below) in favor of each Purchaser, pursuant to which each of them guarantees the obligations of the Company under the Transaction Documents.

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(c)          The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Notes and Investor Warrants contained in the Units.

(d)          Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(e)          This Subscription Agreement may be executed in one or more counterparts each of which may be executed by less than all of the parties and shall be deemed an original, but all of which shall together constitute one and the same instrument, enforceable against the parties actually executing such counterparts. The exchange of copies of the Subscription Agreement and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Subscription Agreement as to the parties and may be used in lieu of the original Subscription Agreement for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

(f)          Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(g)          Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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To subscribe for Units in the private offering of Rackwise, Inc.:

1.	Date and Fill in the number of Units being purchased and Complete and Sign the Signature Page of the Subscription Agreement.

2.	Complete and Sign the Anti-Money Laundering Information Form.

3.	Initial the Accredited Investor Certification page attached to this letter.

4.	Complete and Sign the Investor Profile.

5.	Fax or email all forms and then send all signed original documents to:

Rackwise, Inc.

2365 Iron Point Road, Suite 190

Folsom, CA 95630

Email: dsanakidis@rackwise.com

6.	If you are paying the Purchase Price by check, a check for the exact dollar amount of the Purchase Price for the number of Units you are offering to purchase should be made payable to the order of “Rackwise, Inc.” and should be sent to Rackwise, Inc., at 2365 Iron Point Road, Suite 190, Folsom, CA 95630, Attention: Jeff Winzeler, CFO.

7.	If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price of the number of PPO Units you are offering to purchase according to the following instructions:

BANK:	Mechanics Bank
4354 Town Center Blvd.
El Dorado Hills, CA 95762
ABA #:	121102036
Acct No.:	041790944
Acct Name:	Rackwise, Inc.
Email:	dsanakidis@rackwise.com

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RACKWISE, INC.

OMNIBUS SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT,

SECURITY AGREEMENT AND GUARANTY

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of __________ Units (NOTE: to be completed by Purchaser) ($____________________) at a price of $10,000 per Unit (NOTE: to be completed by Purchaser) and executes the Subscription Agreement.

Date (NOTE: to be completed by Purchaser): __________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name: Title:	State of Organization

Date	Address

RACKWISE, INC. a Nevada corporation

By:
Authorized Officer

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. We will ask you for your name, address, date of birth and other information that will allow us to identify you. We will ask to see a non-expired valid issued government identification, such as your driver’s license or other identifying documents. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

MEMBER: FINRA, SIPC

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#
OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME:	AGE:

NET WORTH (excluding value of primary residence):

OCCUPATION:

ADDRESS OF EMPLOYER:

INVESTMENT OBJECTIVE(S):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

488 Madison Ave., 12th Fl., New York, NY 10022-5718

T 212.400.6990       F 212.400.6999

RACKWISE, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only (all Individual Investors must INITIAL where appropriate):

Initial	______	I have a net worth (including homes, furnishings and automobiles, but excluding for these purposes the value of my primary residence) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.
Initial	______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.
Initial	______	I am a director or executive officer of Rackwise, Inc.

For Non-Individual Investors (all Non-Individual Investors must INITIAL where appropriate):

Initial	______	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.
Initial	______	The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.
Initial	______	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial	______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial	______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial	______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial	______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial	______	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.
Initial	______	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial	______	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial	______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.

For Non-U.S. Person Investors (all Investors who are not a U.S. Person must INITIAL this section):

Initial	______	The investor is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.	a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the investor was not offered the securities in the United States;

J.	at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.	the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

RACKWISE, INC.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):
Individual executing Profile or Trustee:
Social Security Numbers / Federal I.D. Number:
Date of Birth:		Marital Status:
Joint Party Date of Birth:		Investment Experience (Years):
Annual Income:		Liquid Net Worth:
Net Worth (excluding value of primary residence):
Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:
Home City, State & Zip Code:
Home Phone:	Home Fax:	Home Email:
Employer:
Employer Street Address:
Employer City, State & Zip Code:
Bus. Phone:	Bus. Fax:	Bus. Email:
Type of Business:
(PLACEMENT AGENT) Account Executive / Outside Broker/Dealer:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.
Please deliver certificate to the following address:

Section C – Form of Payment – Check or Wire Transfer

Wire funds or payment by check in accordance with the “How to subscribe for Units” Page.
The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature		Date

EXHIBIT A

[See Exhibit 4.1]

EXHIBIT B

[See Exhibit 4.2]

EXHIBIT C

PURCHASER ACKNOWLEDGMENTS

These Acknowledgements are being made in connection with the Subscription Agreement, dated as of _________________ ___, 2013, by and among the Company and the undersigned Purchaser (the “Agreement”). Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Agreement.

Without limiting the representations and warranties of the undersigned Purchaser (“I” or “me”) contained in the Agreement, I hereby acknowledge:

•	I have carefully studied the Agreement with my tax, accounting and legal advisors and understand their provisions.

•	I am an “accredited investor” under the Securities Act and have extensive knowledge and experience in financial and business matters.

•	I have adequate means of providing such my current financial needs and foreseeable contingencies and have no need for liquidity of my investment in the Units for an indefinite period of time.

•	My investment in the Units is extremely risky. I can afford a complete loss of my investment and have been advised not to invest if this is not the case.

PURCHASER:

By:
Name of Purchaser:
Name of Signatory:
Title of Signatory:

EXHIBIT D

[provided separately]

EXHIBIT E

[See Exhibit 10.2]

EXHIBIT F

[See Exhibit 10.3]